Prospectus Supplement — November 14, 2011*
to the Prospectuses listed below, each as supplemented
Fund	Prospectuses Dated

Columbia High Yield Bond Fund	Aug. 1, 2011

Effective December 1, 2011, the Fund will compare its performance to the Merrill Lynch High Yield Cash-Pay Constrained Index (the New Index), an unmanaged index that measures the performance of high yield bonds, rather than the JP Morgan Global High Yield Index (the Former Index). The index change is not expected to result in any changes in the management of the Fund. The average annual total returns tables in the “Past Performance” sections of the Fund’s prospectuses are hereby superseded and replaced with the following to reflect the New Index:

The table showing the Fund’s average annual total returns in the section entitled “Past Performance” in the prospectus for Class A, Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5 and Class W shares is hereby replaced with the following:

Average Annual Total Returns (after applicable sales charges)

Classes R,
				Class I	R3 and R5	Class W
				Since	Since	Since
				inception	inception	inception
(for periods ended Dec. 31, 2010)	1 year	5 years	10 years	(3/4/04)	(12/11/06)	(12/1/06)

Columbia High Yield Bond Fund:
Class A — before taxes	+7.99%	+6.66%	+7.03%	N/A	N/A	N/A
Class A — after taxes on distributions	+5.23%	+3.70%	+3.94%	N/A	N/A	N/A
Class A — after taxes on distributions and redemption of fund shares	+5.08%	+3.86%	+4.05%	N/A	N/A	N/A
Class B — before taxes	+7.54%	+6.59%	+6.74%	N/A	N/A	N/A
Class C — before taxes	+12.00%	+6.97%	+6.76%	N/A	N/A	N/A
Class I — before taxes	+14.25%	+8.12%	N/A	+8.17%	N/A	N/A
Class R — before taxes	+12.97%	N/A	N/A	N/A	+6.66%	N/A
Class R3 — before taxes	+13.60%	N/A	N/A	N/A	+7.03%	N/A
Class R4 — before taxes	+13.91%	+8.02%	+7.76%	N/A	N/A	N/A
Class R5 — before taxes	+13.77%	N/A	N/A	N/A	+7.32%	N/A
Class W — before taxes	+13.38%	N/A	N/A	N/A	N/A	+6.91%
Merrill Lynch High Yield Cash-Pay Constrained Index (reflects no deduction for fees, expenses or taxes)*	+15.10%	+8.66%	+8.84%	+8.05%	+8.17%	+8.26%
JP Morgan Global High Yield Index (reflects no deduction for fees, expenses or taxes)*	+15.05%	+8.93%	+9.25%	+8.33%	+8.29%	+8.39%
Lipper High Current Yield Bond Funds Index (reflects no deduction for fees or taxes)	+14.91%	+6.58%	+6.67%	+6.50%	+5.73%	+5.83%

*	On December 1, 2011, the Merrill Lynch High Yield Cash-Pay Constrained Index (the New Index) replaced the JP Morgan Global High Yield Index (the Former Index) as the Fund’s primary benchmark. The Fund’s investment manager made this recommendation to the Fund’s Board because the investment manager believes that the New Index provides a more appropriate basis for comparing the Fund’s performance. Information on both the New Index and the Former Index will be included for a one-year transition period. Thereafter, only the New Index will be included.

The table showing the Fund’s average annual total returns in the section entitled “Past Performance” in the prospectus for Class Z shares is hereby replaced with the following:

Average Annual Total Returns (without sales charge)

(for periods ended Dec. 31, 2010)	1 year	5 years	10 years

Columbia High Yield Bond Fund:
Class A* — before taxes	+13.39%	+7.70%	+7.55%
Class A* — after taxes on distributions	+10.50%	+4.71%	+4.44%
Class A* — after taxes on distributions and redemption of fund shares	+8.59%	+4.75%	+4.51%
Merrill Lynch High Yield Cash-Pay Constrained Index (reflects no deduction for fees, expenses or taxes)**	+15.10%	+8.66%	+8.84%
JP Morgan Global High Yield Index (reflects no deduction for fees, expenses or taxes)**	+15.05%	+8.93%	+9.25%
Lipper High Current Yield Bond Funds Index (reflects no deduction for fees or taxes)	+14.91%	+6.58%	+6.67%

*	The returns shown are for Class A shares without the applicable front-end sales charge. Class Z shares, which are sold without a sales charge, would have substantially similar annual returns as Class A shares because the classes of shares invest in the same portfolio of securities and would differ only to the extent that the classes do not have the same expenses. Class A share returns have not been adjusted to reflect differences in class-related expenses. If differences in class-related expenses were reflected (i.e., if expenses of Class Z shares were reflected in the Class A share returns), the returns shown for Class A shares for all periods would be higher.

**	On December 1, 2011, the Merrill Lynch High Yield Cash-Pay Constrained Index (the New Index) replaced the JP Morgan Global High Yield Index (the Former Index) as the Fund’s primary benchmark. The Fund’s investment manager made this recommendation to the Fund’s Board because the investment manager believes that the New Index provides a more appropriate basis for comparing the Fund’s performance. Information on both the New Index and the Former Index will be included for a one-year transition period. Thereafter, only the New Index will be included.

S-6370-7 A (11/11)

Valid until next update.